1

2 Key Themes Stable Industry With Significant Growth Potential Best-in-Class Portfolio Investment Strategy for Value Creation Capital Structure to Support Growth

3

4 Portfolio Snapshot Best-in-Class Portfolio December 31, 2016 Including Announced Transactions Owned communities 64 78 University markets 38 46 Beds 32,729 42,640 Median distance to campus 0.1 miles 0.1 miles Average distance to campus 0.3 miles 0.3 miles % of NOI on or pedestrian to campus 88% 90% % NOI on campus 31% 27% Average full-time enrollment 27,778 26,904 Average Rental Rate $ 801 $ 848 Average age 7 years 7 years NOTE: Enrollment is based on 2015 full-time enrollment from common data sets. The last column includes announced acquisitions and developments.

Portfolio Characteristics



Well Positioned(1)
Rents Relative to Comps.
27%
60%
13%
Low End
Average
High End



82%
OF BEDS SERVE UNIVERSITIES WITH >20,000 ENROLLMENT
HIGH DEMAND UNIVERSITIES
1.9x
APPLICATION TO ADMITTANCE RATIO



Diverse Product
30%
34%
7%
29%
Garden
Cottage
Mid-Rise
High-Rise

(1) Represents our communities' relative position in their respective market, based on a comparison of average rents to local competitors.

Best-in-Class Portfolio
5
EdR COLLEGIATE HOUSING

6 Favorable Comparison to Peer Best-in-Class Portfolio Sources: Enrollment is average for each portfolio based on IPEDS enrollment statistics. University ratings are based on US News and World Report. University credit ratings are based on latest Moody’s credit opinions. Includes announced transactions through 2017. 2014 Enrollment Growth EdR ACC All Univ. 2.5% 1.6% 1.2% Top Rated Universities Top 50 Top 100 15% 45% 11% 37% University Ratings > Aa3 EdR ACC 86% 75% n EdR n ACC (1) (1) 2014 is the most recent enrollment data available in IPEDS for comparison.

7 Leading Operating Performance Best-in-Class Portfolio Source: Respective company’s disclosures YTD 2016 Same-Community NAR per Occupied Bed EdR ACC $745 $693 YTD 2016 Same-Community Margins EdR ACC 59% 54%

8 Market Leading Internal Growth Best-in-Class Portfolio Source: Respective company’s disclosures 3.6% 2.8% 3.8% 3.1% Revenue NOI Market-Leading Leasing Results in 4 of Last 6 Years Same-Community Growth Six-Year CAGR Through 2016 EdR ACC

9

Stable Demand


Projected Full-Time Enrollment Growth
Projected Average % Growth 2016-2024 = 1.4%
1.3%
2.2%
1.8%
1.2%
1.0%
1.3%
1.4%
1.6%
1.1%
2016
2017
2018
2019
2020
2021
2022
2023
2024

Enrollment Drivers

- Earnings gap between high school and college graduates has stretched to its widest level in nearly a half century
- US high school graduates will increase by an average annual rate of 0.2% between 2016 and 2020
- Students seek the highest value education
- There is a correlation between university size and enrollment trends, with the highest median enrollment growth experienced at large, program-diversified universities.
- Enrollment at public four-year institutions has out performed four-year private and for-profit institutions as well as two-year institutions

Sources: National Center for Education Statistics (NCES) report titled "Projections of Education Statistics to 2024, Forty-first edition" (Sept 2016), Pew Research - Social & Demographic Trends: The Rising Cost of Not Going to College, February 11, 2014, Moody's Investors Service, Special Comment: More US Colleges Face Stagnating Enrollment and Tuition Revenue, According to Moody's Survey, Jan. 10, 2013.

Stable Industry With Significant Growth Potential
10

EdR COLLEGIATE HOUSING

2016 Enrollment Growth



Growth by Market
Enrollment Growth
1.4%
0.2%
(1.4)%
(14.5)%
(2.6)%
(0.6)%
All Institutions
For-Profit
2-Year
4-Year Private
4-Year Public
EdR Markets

2016 enrollment at post-secondary institutions declined 1.4%, driven mainly by a large drop at for-profit and 2-year institutions.

- Decline at 4-Year Private institutions mainly isolated to small schools with <3,000 students
- 4-year public schools experienced enrollment growth

- Average enrollment across EdR portfolio is nearly 28,000
- Enrollment at EdR universities served is consistent with prior years and outpaces the average
- International students represent approximately 5% of all university students

EdR's focus on larger Tier 1 universities produces stronger enrollment growth.

Sources: Wall Street Journal article titled "College Enrollment Drops 1.4% as Adults Head Back to Work" (Dec. 2016), National Student Clearinghouse Research Center. Enrollment growth for EdR markets comes from university common data sets as IPEDS has not posted official data for the 2016-2017 school year. At this time only 73% of the universities served by EdR have reported their common data set information.

Stable Industry With Significant Growth Potential
11
EdR COLLEGIATE HOUSING

Manageable Supply

EdR Markets – Supply, Enrollment and Revenue Growth

	2013	2014	2015	2016	2017[(2)]
As a % of Enrollment:					
New supply	2.2%	2.2%	2.0%	1.8%	2.1%
Enrollment growth[(1)]	1.3%	1.4%	1.5%	1.4%	1.8%
Difference	0.9%	0.8%	0.5%	0.4%	0.3%
Same-community leasing results:					
Occupancy increase/(decrease)	3.0%	2.0%	0.4%	(1.1)%	1.0%
Rate increase	2.0%	2.0%	3.4%	3.4 %	3.0%
Total revenue growth	5.0%	4.0%	3.8%	2.3 %	4.0%

- 2017 supply to enrollment gap consistent with last 4 years.
- Averaged 4% revenue growth over last 4 years.

- Favorable environment for future muted supply
  - Increasing land and construction costs
  - Tighter construction lending market

Note: Source is Company and AXIOMetrics data. 2013 through 2016 data represents the portfolio as it was in each respective year. 2017 is the current portfolio, including 2017 committed acquisitions and developments.

(1) Enrollment growth for 2016 represents actual growth for our 2016 portfolio based on university common data sets. Only 73% of the universities served by EdR have reported 2016 enrollment data. Enrollment growth for 2017 is the 3-year enrollment CAGR through 2015 and includes the current portfolio plus 2017 deliveries.

(2) Same-community revenue growth for 2017 represents the midpoint of current projections.

Stable Industry With Significant Growth Potential
12

EdR COLLEGIATE HOUSING

13 Modernization Stable Industry With Significant Growth Potential Modernization is in full swing with new purpose-built housing supply replacing older duplexes, single-family homes, etc. Source: Company and AXIOMetrics data. Off-Campus Purpose Built 26% Other Housing 47% On-Campus Housing 27%

14 Consistent and Stable Revenue Growth Stable Industry With Significant Growth Potential Student Housing - 48 consecutive quarters with same store revenue growth. Source: SNL Financial and Goldman Sachs Global Investment Research Student Housing Apartment 8% 6% 4% 2% 0% -2% -4% -6%S am e St or e R ev en ue G ro w th ,y /y 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2.8% Average 3.7% Average

15

16 2017 acquisitions(1) $145mm 2017 – 2019 development deliveries $985mm Median distance to campus 0.1 miles Average distance to campus 0.3 miles Average full-time enrollment 25,412 Average development yields 6.5% - 7.0% 46% GROWTH IN COLLEGIATE HOUSING ASSETS FROM 2016 31% OF DEVELOPMENTS ARE ON-CAMPUS Embedded External Growth Investment Strategy for Value Creation (1) Includes the acquisition of the Retreat at Corvallis which closed in January 2017, 319 Bragg which closed in February 2017 and the second closing of Urbane which will occur in September 2017.

17 Quality Development Pipeline Investment Strategy for Value Creation 31% ON-CAMPUS 96% ADJACENT TO OR ON-CAMPUS

18 Development Premiums Drive Growth Investment Strategy for Value Creation Yield Premium For Low-Risk Developments(1) (1) Current market cap rates for adjacent to campus assets in EdR type markets range from 5.0 to 5.5%. Acquisition Cap Rates Development Premium 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% Market Cap Rates Development Yields 5.25% 5.25% 30% Premium 1.25% - 1.75%

19 Development Year Percentage On-Campus Total Cost EdR’s Economic Ownership Cost Market Value(1) Additional AV Creation Incremental NAV per Share(2) 2017 Deliveries 53% $358 $329 $421 $92 $0.94 2018 Deliveries 21% $518 $432 $544 $112 $1.14 2019 Deliveries 0% $109 $99 $121 $22 $0.23 Total Active Developments 31% $985 $860 $1,086 $226 $2.31 Value Creation from Announced Developments Investment Strategy for Value Creation (1) Based on a 6.75% average project yield and cap rates of 5.0% for on-campus and 5.5% for off-campus developments. (2) Based on 73.1 million shares outstanding as of December 31, 2016. in Millions, except per share data 26% Value Creation

20 EdR’s Share of Cost (in millions) First Year Occupancy Second Year Occupancy First-Year Economic Yield 2016 Deliveries $158 91.1% N / A 6.5% - 7%(1) 2015 Deliveries $180 94.1% 99.1% 7.5% 2014 Deliveries $263 94.4% 95.0% 7.7% 2013 Deliveries $192 92.4% 98.9% 7.4% 2012 Deliveries $91 96.7% 99.3% 9.1% Total / Average $884 93.4% 97.6% 7.6% Note: Excludes any unconsolidated joint ventures. (1) Represents average proforma first-year economic yields EdR developments have opened with average first year occupancy of 93.4% and first-year economic yields above 7% Student Housing Developments Less Risky • Delivering to stable market demand • Campuses expand but don’t move • Construction risk passed to general contractor • Developments on or adjacent to campus • Assets deliver stabilized year one Successful Development Delivery Investment Strategy for Value Creation

21 Investment Strategy for Value Creation

22 On-Campus Market Context Investment Strategy for Value Creation University Market Trends ▪ Reduction in state funding ▪ Demographic shifts ▪ Significant deferred maintenance ▪ Increasing competitiveness for students ▪ On-campus students perform better Main Reasons Universities Pursue P3s ▪ Funding shortfalls ▪ Risk transfer ▪ Operational efficiencies ▪ Project efficiencies ▪ Debt control Enrollment Growth 7.2% State Appropriations (14.6%) Source: Center on Budget & Policy Priorities, Aon Infrastructure Solutions and P3C Conference Survey Report. (‘07 to ’14) (‘07 to ’14)

23 Public REITs Dominate Equity P3s Investment Strategy for Value Creation NOTE: Combined public company results from company financial supplements. Significant Competitive Advantages ▪ Proven on-campus development and management expertise ▪ Well-capitalized balance sheet ▪ Size and depth of resources ▪ Public company transparency ▪ Long-term owner of assets 2009 2016 $0.3 Billion $1.6 Billion Delivered On-Campus Equity Developments

24 ONE Plan History Investment Strategy for Value Creation • Best risk-adjusted return • Currently 31% NOI from on-campus assets • Awarded 2 most recent equity developments • Robust pipeline of opportunities (1) Based on average economic yield of 6.75% and cap rate of 5.0% (2) Current and announced ONE Plan investments ONE Plan Investments 2010 2011 2012 2013 2014 2015 2016 2017 2018 $26 $81 $111 $204 $342 $443 $527 $718 $829 54% CAGR Market Value(1) $1,120 (2) Year-End Cumulative Cost in Millions

25 On-Campus Market Continues to Grow Investment Strategy for Value Creation ▪ 30+ Active pursuits ▪ New housing growth: South / West ▪ Replacement housing: Midwest / Northeast ▪ Growth in university systems ▪ Growth in top tier privates Boise State University Honors Housing Northern Michigan University

26

27 Approach to Funding Capital Commitments Capital Structure to Support Growth • Capital commitments include developments and acquisitions we are contractually obligated to complete • Maintain debt to gross asset target range of 25% - 30% • Capital sources include cash on hand, cash from operations, current debt facilities, capital recycling and equity issuance depending on market conditions and economics • ATM is most efficient source of equity due to low execution cost and ability to do over time as capital is needed. Forward option on ATM protects against current dilution. • Sold $487 million in assets since 2010, representing 70% of assets owned at the beginning of 2010 • Every incremental development or acquisition commitment requires equity funding or capital recycling of 70% - 75% to maintain debt to gross asset range

28 Capital Commitments and Funding Capital Structure to Support Growth Estimated Capital Commitments: Total Project Development Cost Acquisition or Development Costs funded by EdR (Excludes Partner Contributions) Cost Incurred to Date Remaining Capital Needs 2017 Announced acquisitions $ 145 $ 145 $ — $ 145 2017 Development deliveries 358 351 175 176 2018 Development deliveries 518 492 40 452 2019 Development deliveries 110 106 19 87 Total Capital Commitments $ 1,131 $ 1,094 $ 234 $ 860 Estimated Capital Funding: 2017 Thereafter Capital Sources Cash on hand at 12/31/2016 $ 34 $ — $ 34 Equity proceeds from ATM Forward Sales 296 — 296 Anticipated draws on Line of Credit 367 163 530 Total Capital Funding $ 697 $ 163 $ 860 12/31/2016 Pro Forma for Funding Needs Through 12/31/2017 Pro Forma Assuming All Funding Completed Debt to Gross Assets 18% 25% 28% Note: Capital Commitments include announced and pending acquisitions and EdR’s share of announced and active developments.

Leverage Target and Philosophy

- Target - 25% to 30% debt to gross assets
- Philosophy - run our balance sheet such that we can fund current commitments with cash on hand, cash from operations and current debt facilities and stay within target debt to gross asset range
- Results in balance sheet capacity and flexibility to take advantage of opportunities



November '15 new debt to gross asset target range established.
Net Debt to Gross Assets
42%
35%
27%
17%
25%
2013
2014
2015
2016
2017 F (1)

(1) Reflects funding all announced developments and recently completed acquisitions with cash on hand, proceeds from completed ATM forward sales and draws on EdR's revolving credit facility without any additional equity.

Capital Structure to Support Growth
29

EdR COLLEGIATE HOUSING

30 Debt Metrics December 31, 2016 Capital Structure to Support Growth Source: Company financial supplements and KeyBanc Corp Net Debt to Gross Assets Ed R AC C Mu lti- Fa mi ly 17% 37% 44% Debt to EBITDA Ed R AC C Mu lti- Fa mi ly 3.7X 5.2X 7.5X Interest Coverage Ed R AC C Mu lti- Fa mi ly 9.0X 4.5X 5.4X

31 Current Capital Structure Capital Structure to Support Growth • Conservative Leverage Levels • Net Debt to Gross Assets: 17% • Net Debt to Adjusted EBITDA: 1.7x • Secured Debt to Gross Assets: 2% • Variable Rate Debt to Total Debt: 16% • Strong Coverage Levels • Interest Coverage Ratio: 9.0x • Well-staggered debt maturities • $500 million unsecured Credit Facility expandable to $1 billion • $296 million equity proceeds available from completed and settled ATM forward sales • Attractive and well covered dividend(1) • Dividend Yield: 3.6% (1) Based on current annual dividend of $1.52 and stock price of $42.30 on December 31, 2016. (2) In January 2017, the Trust amended the term loans to extend the maturity of the five year tranche by three years from 2019 to 2022, reduced the interest rate margin of the seven year tranche by 35 bps and entered into forward swap agreements to effectively fix the interest rate during the extension period. Construction Loans - Variable Rate Mortgage Debt - Variable Rate Unsecured Term Loan - Fixed Rate Unsecured Senior Notes Unsecured revolving credit facility 2017 2018 2019 2020 2021 2022 2023 2024 $30 $33 $65 $123 $250 $20 Debt Maturities as of December 31, 2016 (in Millions)(2)

33 Safe Harbor Statement Statements about the Company’s business that are not historical facts are “forward-looking statements,” which relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends, and similar expressions. In some cases, you can identify forward- looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. Forward- looking statements are based on current expectations. You should not rely on our forward-looking statements because the matters that they describe are subject to known and unknown risks and uncertainties that could cause the Company’s business, financial condition, liquidity, results of operations, Core FFO, FFO and prospects to differ materially from those expressed or implied by such statements. Such risks are set forth under the captions “Risk Factors,” “Forward-Looking Statements” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” (or similar captions) in our most recent Annual Report on Form 10-K and our quarterly reports on Form 10-Q, and as described in our other filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date on which they are made, and, except as otherwise may be required by law, the Company undertakes no obligation to update publicly or revise any guidance or other forward-looking statement, whether as a result of new information, future developments, or otherwise, except as required by law.